UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 5, 2022
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.     Regulation FD Disclosure.

On June 30, 2022, the U.S. Small Business Administration (the “SBA”) published final rules, effective August 1, 2022, revising various regulations governing the SBA’s business loan programs. As part of these rule changes, the SBA amended 13 CFR 1201.214(d), to require the use of loan amounts as the basis upon which the variable interest rate is set on SBA 7(a) loans, instead of loan maturities. To implement this change, SBA revised 13 CFR 1201.214(d) to reflect the maximum variable interest rates for all SBA 7(a) loans, as follows:

13 CFR § 120.214 What conditions apply for variable interest rates?

A Lender may use a variable rate of interest for guaranteed loans under the following conditions:

(d) Maximum Allowable Variable Interest Rates. The maximum allowable variable interest rates are set forth below, with the initial maximum allowable rate for the loan determined as of the date SBA receives the loan application:

(1) For all 7(a) loans of $50,000 and less, the interest rate shall not exceed six and a half (6.5) percentage points over the base rate;

(2) For all 7(a) loans of more than $50,000 and up to and including $250,000, the maximum interest rate shall not exceed six (6.0) percentage points over the base rate;

(3) For all 7(a) loans of more than $250,000 and up to and including $350,000, the maximum interest rate shall not exceed four and a half (4.5) percentage points over the base rate; and

(4) For all 7(a) loans of more than $350,000, the maximum interest rate shall not exceed three (3.0) percentage points over the base rate.

See https://www.federalregister.gov/documents/2022/06/30/2022-13483/regulatory-reform-initiative-streamlining-and-modernizing-the-7a-microloan-and-504-loan-programs-to; and https://www.ecfr.gov/current/title-13/chapter-I/part-120

Newtek Business Services Corp. is evaluating these rule changes and the potential impacts.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: August 5, 2022	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board